[EQUITABLE LOGO]                                                                EQUITABLE ACCUMULATOR (SM) SELECT
--------------------------                                                      Combination Variable and Fixed Deferred Annuity
Member of the Global Group                                                      Enrollment Form under Group Annuity Contract
                                                                                No. AC6725 (Non-Qualified), AC6727 (Qualified)
                                                                                and Application for Individual Contract
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 Avenue of the Americas, New York, New York 10104                           FOR ASSISTANCE CALL (800) 789-7771

------------------------------------------------------------------------------------------------------------------------------------
1.   TYPE OF CONTRACT                   |_| Non-Qualified (NQ)    |_| Traditional IRA     |_| Roth IRA
     Subject to State Availability      |_| Qualified Plan - Defined Contribution (DC)    |_| Qualified Plan - Defined Benefit (DB)
                                        |_| ERISA Tax Sheltered Annuity (TSA)         |_| Non-ERISA Tax Sheltered Annuity (TSA)

------------------------------------------------------------------------------------------------------------------------------------
2.  OWNER For IRA Certificates/Contracts, Owner and Annuitant must be the same person
   |_| Individual          |_| Trustee (for an individual)        |_| Custodian*
   |_| Qualified Plan Trustee - DC (Forms No. 127692 and No. 127433 must be completed)
   |_| Qualified Plan Trustee - DB (Forms No. 127691 and No. 127433 must be completed)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       _______/______/______
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       ______ - ______ - ______
Address (Street, City, State, Zip Code)           Social Security No./TIN

|_|_|_|_|_|_|_|_|_|_|_|_|      |_|_|_|_|_|_|_|_|_|_|_|_|    |_| Male    |_| Female
Home Phone Number              Office Phone Number

*As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or
 Uniform Transfer to Minors Act (UTMA). Please note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the Annuitant.

--------------------------------------------------------------------------------
3.  JOINT OWNER  (Optional for NQ Certificates/Contracts)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       ______/______/______
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       _____ - _____ - _____
Address (Street, City, State, Zip Code)           Social Security No.

|_|_|_|_|_|_|_|_|_|_|_|_|      |_|_|_|_|_|_|_|_|_|_|_|_|    |_| Male  |_| Female
Home Phone Number              Office Phone Number

--------------------------------------------------------------------------------
4.   ANNUITANT  If other than Owner

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       ______/______/______
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       ____ - _____ - _____
Address (Street, City, State, Zip Code)           Social Security No.

|_|_|_|_|_|_|_|_|_|_|_|_|      |_|_|_|_|_|_|_|_|_|_|_|_|    |_| Male  |_| Female
Home Phone Number              Office Phone Number

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Owner

--------------------------------------------------------------------------------
5. BENEFICIARY(IES) If more than one - indicate %. Total must equal 100%.

   If additional space is needed use Section 12.

PRIMARY

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|
Name (First, Middle, Last)                        Relationship to Annuitant                               %

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|
Name (First, Middle, Last)                        Relationship to Annuitant                               %

CONTINGENT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|
Name (First, Middle, Last)                        Relationship to Annuitant                               %

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|
Name (First, Middle, Last)                        Relationship to Annuitant                               %

------------------------------------------------------------------------------------------------------------------------------------
REGULAR MAIL:  EQUITABLE ACCUMULATOR SELECT,                      EXPRESS MAIL:  EQUITABLE ACCUMULATOR SELECT,
P.O. Box 13014,                                                   c/o First Chicago National Processing Center,
Newark, N.J. 07188-0014                                           300 Harmon Meadow Boulevard, 3rd Floor, Attn:. Box 13014,
                                                                  Secaucus, N.J. 07094
No. 126737 (5/99)


------------------------------------------------------------------------------------------------------------------------------------
6.   INITIAL CONTRIBUTION INFORMATION         TOTAL INITIAL CONTRIBUTION: $_________________
                                                                           (minimum $25,000)
7.   METHOD OF PAYMENT
NQ:   |_| Check payable to Equitable Life      |_| Wire       |_| 1035 Exchange
QUALIFIED PLAN:    |_| Check payable to Equitable Life     |_| Wire
TRADITIONAL IRA: |_| Direct rollover from qualified plan or TSA   |_| Direct transfer from other Traditional IRA
                              |_| Rollover from Traditional IRA
ROTH IRA: |_| Conversion rollover from Traditional IRA |_| Direct transfer from other Roth IRA |_| Rollover from Roth IRA
TSA: |_| Direct 90-24 transfer from another carrier* |_| Rollover by check** |_| Direct rollover from another carrier*
  * If this is an inbound direct transfer or direct rollover, you must also complete the TSA Transfer/Rollover Form (No. 127760).
 ** If this is a rollover by check, your signature on this enrollment form/application certifies that this is an eligible rollover distribution from another TSA or 403(b) custodial account.

------------------------------------------------------------------------------------------------------------------------------------
8. baseBUILDER(R) GUARANTEE ELECTION You must answer A and B even if you do not elect baseBUILDER.  Please refer to enrollment form/application instructions before completing
A.   Would you like to elect the baseBUILDER which includes a combined Guaranteed Minimum Income Benefit and
     Guaranteed Minimum Death Benefit?           |_| Yes      |_| No
B.   Which Guaranteed Minimum Death Benefit would you like to elect?
     |_| 5% Roll Up to Age 80               |_| Annual Ratchet to Age 80

------------------------------------------------------------------------------------------------------------------------------------
9. SYSTEMATIC WITHDRAWALS (Optional) Not available for TSA Certificates/Contracts.
     For IRA Certificates/Contracts, available only if you are age 59 TO 70.  Other withdrawal options are available for IRA and TSA
     Certificates/Contracts.
FREQUENCY:          |_| Monthly       |_| Quarterly       |_| Annually  Start Date: _______________ (Month, Day)
AMOUNT OF WITHDRAWAL:  $_____________ or ______________%
WITHHOLDING ELECTION INFORMATION  (Please refer to enrollment form/application instructions before completing)
--------------------------------
A.   |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   |_| I want to have Federal income tax withheld from each payment.

------------------------------------------------------------------------------------------------------------------------------------
10.  SUCCESSOR OWNER  (Optional for NQ Certificates/Contracts)
     Available only if the Owner and Annuitant are different persons
------------------------------------------------------------------------------------------------------------------------------------
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       ______/______/______       |_| Male  |_| Female
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       _____ - _____ - _____
Address (Street, City, State, Zip Code)           Social Security No./TIN

------------------------------------------------------------------------------------------------------------------------------------
11.  SUITABILITY
------------------------------------------------------------------------------------------------------------------------------------
A.   Did you receive the EQUITABLE ACCUMULATOR SELECT prospectus?               |_| Yes   |_| No
____________________________________                                       __________________________________________
Date of Prospectus                                                         Date(s) of any Supplement(s) to Prospectus
B.   Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract
     applied for will be issued?    |_| Yes       |_| No        If Yes, complete the following:
_____________________          _______________________             ____________________________      ___________________________
Year Issued                    Type of Plan                        Company                           Certificate/Contract Number
C.   National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)
___________________________________                                             ____________________________
Employer's Name & Address                                                       Owner's Occupation
___________________________________                                             ____________________________
Estimated Annual Family Income                                                  Estimated Net Worth
Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth   |_| Aggressive Growth   |_| Safety of Principal
Is Owner or Annuitant associated with or employed by a member of the NASD?            |_| Yes  |_| No

--------------------------------------------------------------------------------
12.  SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------

________________________________________________________________________________
________________________________________________________________________________

No. 126737 (5/99)                                      ACCUMULATOR SELECT page 2

--------------------------------------------------------------------------------

13. ALLOCATION AMONG INVESTMENT OPTIONS  Choose A, B or C
    Please refer to enrollment form/application instructions before completing
------------------------------------------------------------------------------------------------------------------------------------
                                                   (1) FIXED INTEREST OPTIONS
                                                       ----------------------
     A. |_| SELF-DIRECTED ALLOCATION          (105) February 15, 2000........_____________%
     Allocate initial contribution between    (106) February 15, 2001........_____________%
     "(1) FIXED INTEREST                      (107) February 15, 2002........_____________%
     OPTIONS" and "(2) VARIABLE               (108) February 15, 2003........_____________%
     INVESTMENT OPTIONS."  The                (109) February 15, 2004........_____________%
     total of (1) and (2) must equal 100%.    (110) February 15, 2005........_____________%
     --------------------------------------
                                              (111) February 15, 2006........_____________%

     --------------------------------------
     B. |_| PRINCIPAL ASSURANCE               (112) February 15, 2007........_____________%
     Under Principal Assurance, an            (113) February 15, 2008........_____________%
     amount is allocated to a fixed           (114) February 15, 2009........_____________%
     interest option so that its maturity                                                      SUBTOTAL........... ____________% (1)
     value will equal the initial             (2) VARIABLE INVESTMENT OPTIONS
     contribution in the year selected.           ---------------------------
                                              EQUITY SERIES:
                                              -------------
                                              DOMESTIC EQUITY
     SELECT MATURITY YEAR:                    (604) Alliance Common Stock......................_________________%
     |_| 2006  |_| 2007  |_| 2008  |_| 2009   (603) Alliance Growth & Income..................._________________%
                                              (613) BT Equity 500 Index........................_________________%
     Allocate the remaining amount of         (626) EQ/Evergreen..............................._________________%
     the initial contribution only to         (616) EQ/Putnam Growth & Income Value............_________________%
     "(2) VARIABLE INVESTMENT                 (628) MFS Growth with Income....................._________________%
     OPTIONS."  The total percentage          (618) MFS Research..............................._________________%
     must equal 100%.                         (620) Merrill Lynch Basic Value Equity..........._________________%
     -------------------------------------
                                              (623) T. Rowe Price Equity Income................_________________%

     -------------------------------------
     C. |_| SPECIAL DOLLAR COST               INTERNATIONAL EQUITY
              AVERAGING                       (605) Alliance Global............................_________________%
     The initial contribution is allocated    (609) Alliance International....................._________________%
     to the Alliance Money Market option.     (614) BT International Equity Index.............._________________%
     Thereafter, amounts are transferred      (622) Morgan Stanley Emerging Markets Equity....._________________%
     monthly over a twelve month period       (624) T. Rowe Price International Stock.........._________________%
     to the other variable investment         AGGRESSIVE EQUITY
     options you have selected.               (606) Alliance Aggressive Stock.................._________________%
                                              (612) Alliance Small Cap Growth.................._________________%
     The total percentage must equal          (615) BT Small Company Index....................._________________%
     100%.                                    (619) MFS Emerging Growth Companies.............._________________%
     -------------------------------------
                                              (625) Warburg Pincus Small Company Value........._________________%
                                              ASSET ALLOCATION SERIES:
                                              -----------------------
                                              (601) Alliance Conservative Investors............_________________%
                                              (602) Alliance Growth Investors.................._________________%
                                              (627) EQ/Evergreen Foundation...................._________________%
                                              (617) EQ/Putnam Balanced........................._________________%
                                              (621) Merrill Lynch World Strategy..............._________________%
                                              FIXED INCOME SERIES:
                                              -------------------
                                              AGGRESSIVE FIXED INCOME
                                              (610) Alliance High Yield........................_________________%
                                              DOMESTIC FIXED INCOME
                                              (608) Alliance Intermediate Gov't. Securities...._________________%
                                              (607) Alliance Money Market......................_________________%
                                                                                               SUBTOTAL........... ____________% (2)

                                                                                                     TOTAL........      100%

------------------------------------------------------------------------------------------------------------------------------------
         |_| REBALANCING* Your value in the variable investment options will be periodically re-adjusted according to the allocation percentages you
         indicate above. SELECT REBALANCING FREQUENCY: |_| Quarterly |_|
         Semi-Annually |_| Annually *This program may not be elected if you
         choose Special Dollar Cost Averaging.
------------------------------------------------------------------------------------------------------------------------------------

No. 126737 (5/99)                                      ACCUMULATOR SELECT page 3

--------------------------------------------------------------------------------
14. AGREEMENT All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the fixed interest options may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my account value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

___________________________________________________________    _________     __________________________
X Proposed Annuitant's Signature                               Date          Signed at: City, State
___________________________________________________________    _________     __________________________
X Proposed Owner's Signature (If other than Annuitant)         Date          Signed at: City, State
___________________________________________________________    _________     __________________________
X Proposed Joint Owner's Signature (If other than Annuitant)   Date          Signed at: City, State

(OREGON AND VIRGINIA RESIDENTS READ AND SIGN ABOVE, ALL OTHER RESIDENTS READ
                        ABOVE AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO
----------------------------  DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON
FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY
MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING,
INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE
ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.
COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING
-------- FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF
DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE
IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE
COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE,
INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT
FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR
CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS
SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF
REGULATORY AGENCIES.
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE
-------  AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY
FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD
DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES
INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST
SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE
OBLIGATIONS OF EQUITABLE LIFE.
NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING
----------  ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL
PENALTIES.
OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING
----  A FRAUD AGAINST AN INSURER, SUBMITS AN ENROLLMENT FORM OR FILES A CLAIM
CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.
ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY
----------------  INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR
STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE
INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL
LAW.
___________________________________________________________     ____________    _________________________
X Proposed Annuitant's Signature                                Date            Signed at: City, State
___________________________________________________________     ____________    _________________________
X Proposed Owner's Signature (If other than Annuitant)          Date            Signed at: City, State
___________________________________________________________     ____________    _________________________
X Proposed Joint Owner's Signature (If other than Annuitant)    Date            Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No
Florida License ID No(s). _____________________________________

1)   ___________________________________________________________________________
     Agent Signature                                   Print Name & No. of Agent
     ___________________________________________________________________________
     Agent Soc. Sec. No.   Phone No./Fax No.   Agency Code                     %

2)   ___________________________________________________________________________
     Agent Signature                                   Print Name & No. of Agent
     ___________________________________________________________________________
     Agent Soc. Sec. No.   Phone No./Fax No.   Agency Code                     %

No. 126737 (5/99)                                      ACCUMULATOR SELECT page 4